TABLE OF CONTENTS

   USAA Family of Funds                                                 1
   Message from the President                                           2
   Investment Review                                                    4
   Message from the Manager                                             5
      Financial Information:
      Independent Auditors' Report                                      7
      Statement of Assets and Liabilities                               8
      Portfolio of Investments in Securities                            9
      Notes to Portfolio of Investments in Securities                  17
      Statement of Operations                                          18
      Statements of Changes in Net Assets                              19
      Notes to Financial Statements                                    20



                             IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Money Market Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.




USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.


                                                          Average Annual Total Return(%)*
           Investment                      Inception                                             Since
            Objective                         Date         1 yr         5 yrs        10 yrs     Inception
  Capital Appreciation
==========================================================================================================
  Aggressive Growth                         10/19/81       -1.72        18.38         10.88          -
  Emerging Markets(1)                        11/7/94       15.35         -             -            10.25
  Gold(1)                                    8/15/84      -22.26         3.54         -4.75          -
  Growth                                      4/5/71       21.60        16.94         11.97          -
  Growth & Income                             6/1/93       31.29         -             -            18.53
  International(1)                           7/11/88       21.81        15.39          -            11.77
  S&P 500 Index(4)+                           5/1/96       34.59         -             -            33.24
  World Growth(1)                            10/1/92       21.85         -             -            15.50

  Asset Allocation
=========================================================================================================
  Balanced Strategy(1)                        9/1/95       22.38         -             -            15.48
  Cornerstone Strategy(1)                    8/15/84       20.45        14.33          9.22          -
  Growth and Tax Strategy(2)**               1/11/89       15.72        11.23          -            10.45
  Growth Strategy(1)                          9/1/95       15.37         -             -            21.37
  Income Strategy                             9/1/95       14.48         -             -            10.36

  Income - Taxable
=========================================================================================================
  GNMA                                        2/1/91        9.37         6.85          -             7.67
  Income                                      3/4/74        8.21         7.44          9.45          -
  Income Stock                                5/4/87       20.77        14.21         12.89          -
  Short-Term Bond                             6/1/93        7.71         -             -             5.69

  Income - Tax Exempt
=========================================================================================================
  Long-Term(2)**                             3/19/82        9.22         6.71          8.09          -
  Intermediate-Term(2)**                     3/19/82        8.20         6.76          7.54          -
  Short-Term(2)**                            3/19/82        5.50         4.80          5.59          -
  California Bond(2)**                        8/1/89        8.90         7.13          -             7.58
  Florida Tax-Free Income(2)**               10/1/93        9.79         -             -             4.29
  New York Bond(2)**                        10/15/90        8.86         6.46          -             8.31
  Texas Tax-Free Income(2)**                  8/1/94       10.37         -             -             9.24
  Virginia Bond(2)**                        10/15/90        8.50         6.93          -             8.08

  Money Market
=========================================================================================================
  Money Market(3)                             2/2/81        5.28         4.48          5.80          -
  Tax Exempt Money Market(2),(3)**            2/6/84        3.36         3.04          4.15          -
  Treasury Money Market Trust(3)              2/1/91        5.13         4.28          -             4.38
  California Money Market(2),(3)**            8/1/89        3.29         2.94          -             3.62
  Florida Tax-Free Money Market(2),(3)**     10/1/93        3.26         -             -             3.04
  New York Money Market(2),(3)**            10/15/90        3.21         2.82          -             3.08
  Texas Tax-Free Money Market(2),(3)**        8/1/94        3.31         -             -             3.33
  Virginia Money Market(2),(3)**            10/15/90        3.22         2.87          -             3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or
     promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
     representation regarding  the advisability of investing in the product.
  * Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
 ** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
  +  Includes the $10 annual account maintenance fee through December 31, 1996.



                       MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT, MICHAEL J.C. ROTH APPEARS HERE]

The last two and one-half
years have been a remarkable
time in the stock market.

These 30 months have witnessed an over 100%(1) rise in the value of equity indices which has translated into greatly increased wealth for many investors.(2) But now it is easy to sense that investors are looking over their shoulders.

This rise in the prices of stocks has had solid underpinnings. The economy has grown, and continues to grow at a robust, but not excessive rate. Inflation has remained well in check, even as employment has risen strongly. Interest rates have remained below the levels they reached in 1994, and, compared to the rate of inflation are probably still a bit high. Perhaps most surprising of all is the fact that we are coming quite close to balancing the federal budget.

Many commentators look at these factors and conclude that the stock market looks reasonable. But others note simply that the market is at or near all-time record levels and is therefore "too high."

The numbers which define the level of the Dow Jones Industrial Average or the S&P 500 Stock Index are not particularly meaningful by themselves. What is meaningful is the relationship of those numbers to numbers which describe the companies in those averages; such as earnings, dividends and growth rates. These relationships are the things that help investors decide whether a stock is cheap or expensive. Only one thing can make the price of a stock go up. The next buyer must make a decision that paying more for a share of that company than did the previous buyer makes sense. Such a decision can be made if a buyer believes that the relationship of price to earnings or growth rate is reasonable. That next buyer is not obligated either. He or she has options. The money could go to bonds, to the money markets, to real estate or to pay off debt.

Invariably, investors will begin to make those alternative decisions. We can be very certain that the stock market will not rise 100% in the next 30 months. That does not mean it will crash. It does mean that the market will find a way to return closer to its historic valuation. It last did that in 1994 when it was essentially flat for a year while corporate earnings grew substantially.

I have been telling investors not to extrapolate 100% every 30 months. Enjoy it, but remember your risk tolerance and your asset allocation. Those are the things that will guide you well through all kinds of markets.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


(1) Source: Lipper Analytical Services, Inc.
(2) Past performance is no guarantee of future results. Yields and returns will fluctuate.



                            INVESTMENT REVIEW

MONEY MARKET FUND

OBJECTIVE:   Highest  income   consistent  with   preservation  of  capital  and
maintenance of liquidity.

TYPES OF INVESTMENTS: High-quality debt instruments with maturities of 397 days or less.


                                              7/31/96            7/31/97
 Net Assets............................  $1,828.7 MILLION   $2,161.7 MILLION
 Net Asset Value Per Share.............       $1.00               $1.00

 Average Annual Total Returns as of 7/31/97
 1 Year....................................................        5.28%
 5 Years...................................................        4.51%
 10 Years..................................................        5.79%


Total return equals income yield and assumes reinvestment of all dividends. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends. The performance data quoted represent past performance and are not an indication of future results. An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.


A chart in the form of a line graph appears here illustrating the comparison of the 7-day yield of the USAA Money Market Fund to the 7-Day Yield of the IBC/Donoghue's Money Fund Averages/First Tier from 7/96 to 7/97.

7-Day Yield Comparison

           USAA Money Market Yield                IBC/Donoghue
 7/30/96          5.0300                             4.7400
 8/27/96          5.0600                             4.7300
 9/24/96          5.1000                             4.7500
10/29/96          5.0600                             4.7500
11/26/96          5.0900                             4.7500
12/31/96          5.2000                             4.8200
01/28/97          5.0700                             4.7500
02/25/97          5.1300                             4.7300
03/25/97          5.1200                             4.7400
04/29/97          5.2500                             4.8900
05/27/97          5.3000                             4.9300
06/24/97          5.3400                             4.9400
07/29/97          5.3100                             4.9300


The graph tracks the USAA Money Market Fund's 7-day yield against IBC/Donoghue's Money Fund Averages(TM)/First Tier, an average of first-tier major money market fund yields.



                            MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER, PAMELA K. BLEDSOE, CFA IS HERE]

Strategy
In his book, On War, Carl von Clausewitz wrote of a phenomenon termed "friction in war." Friction, as described by Clausewitz, results from a variety of unknown and unforeseen factors. Given this, the friction phenomenon could be adapted to explain the uncertainty and irrationality that pervades the financial markets. At any given time, a portfolio manager must make investing decisions without complete information since the economic environment is constantly changing. Will interest rates remain stable? . . . or move up? . . . or move down? Will money invested today provide as good a return as the opportunities available tomorrow? As an investment professional, one must understand and prepare for the influence this friction can have on the portfolios under management.

Current Market Conditions
At the policy  meeting on March 25, the  Federal  Open  Market  Committee  (Fed)
raised short-term interest rates 25 basis points to 5.50%. This widely anticipated action was taken in response to a persistently strong economy that was viewed as "increasing the risk of inflation." Since the March rate increase, economic statistics have shown steady growth without signs of inflation. As a result, we've seen the stock market reach record highs and bond yields reach recent lows. The marketplace seems to have accepted the prospect of stable Fed policy until sometime in 1998. However, back-to-school retail activity, housing-related purchases, and the important holiday shopping season could prompt the Fed to act sooner rather than later.

Performance
The Money Market Fund is managed to reduce the impact that unforeseen market forces may have on performance. My goal is to provide a reasonable return without undue risks, regardless of economic activity. This goal is achieved through extensive credit analysis and skillful negotiation of each purchase. We strive to maintain a high degree of liquidity to take advantage of rising rates while anchoring the balance of the Fund in longer-dated maturities to provide stability and downside protection in the event interest rates decline. As of July 31, 1997, the Fund's weighted average maturity was 57 days. For the 12 months ended July 31, 1997, the Fund's yield or return ranked 20 out of 270 funds in the U.S. Money Market category according to IBC Donoghue's Money Fund Vision Report.


A pie chart is shown here depicting the Portfolio Mix as of July 31, 1997 of the USAA Money Market Fund to be: Bonds/Notes - 41.1%*, CDs - 19.9%*, Commercial Paper - 19.5%*, Variable Rate Demand Notes 21.8%*.

* Percentages are of Net Assets and may or may not be equal to 100%.

----------------------------------
CUMULATIVE PERFORMANCE OF $10,000
----------------------------------

A chart in the form of a line graph appears here, illustrating the cumulative performance of $10,000 invested in the USAA Money Market Fund.

7/87     10,000
7/88     10,668
7/89     11,606
7/90     12,600
7/91     13,445
7/92     14,079
7/93     14,525
7/94     14,997
7/95     15,821
7/96     16,676
7/97     17,557

Past performance is no guarantee of future results and the value of your investment may vary according to the USAA Money Market Fund's performance. An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1 per share.


See page 10 for a complete listing of the Portfolio of Investments in Securities.



                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
USAA Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities of the Money Market Fund, a portfolio of USAA Mutual Fund, Inc. as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights presented in note 7 to the financial statements for each of the years or periods in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund, a portfolio of USAA Mutual Fund, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the ten-year period then ended, in conformity with generally accepted accounting principles.



KPMG Peat Marwick, LLP



San Antonio, Texas
September 3, 1997





Money Market Fund
Statement of Assets and Liabilities
(In Thousands)

July 31, 1997

Assets
   Investments in securities                                                               $  2,210,997
   Cash                                                                                           9,154
   Receivables:
      Capital shares sold                                                                         2,766
      Interest                                                                                   15,490
                                                                                           ------------
         Total assets                                                                         2,238,407
                                                                                           ------------
Liabilities
   Securities purchased                                                                          65,000
   Capital shares redeemed                                                                       10,369
   USAA Investment Management Company                                                               414
   USAA Transfer Agency Company                                                                     307
   Accounts payable and accrued expenses                                                            372
   Dividends on capital shares                                                                      254
                                                                                           ------------
         Total liabilities                                                                       76,716
                                                                                           ------------
            Net assets applicable to capital shares outstanding                            $  2,161,691
                                                                                           ============
Represented by:
   Paid-in capital                                                                         $  2,161,691
                                                                                           ============
   Capital shares outstanding                                                                 2,161,691
                                                                                           ============
   Net asset value, redemption price, and offering price per share                         $       1.00
                                                                                           ============


See accompanying notes to financial statements.




Money Market Fund
Categories & Definitions
Portfolio of Investments in Securities

July 31, 1997

Fixed Rate Instruments -- consist of commercial paper, certificates of deposit, banker's acceptances, and notes. The interest rate is constant to maturity.

Variable Rate Demand Notes (VRDN) -- provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The VRDN's effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. Most VRDNs possess a credit enhancement.

Put Bonds -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Notes -- similar to VRDNs in that the interest rate is adjusted periodically to reflect current market conditions. However, these securities do not offer the right to sell the security at face value prior to maturity.

Credit Enhancement (CRE) -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.




Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

July 31, 1997



  Principal                                                    Coupon
   Amount                    Security                           Rate        Maturity          Value
   ------                    --------                           ----        --------          -----
                              Fixed Rate Instruments (47.1%)
               Bank Holding Companies - Other Major
  $ 14,000     Banco Rio de la Plata S.A., CP (CRE)             5.37%       10/27/97      $    13,818
    22,000     Unibanco-Uniao de Bancos Brasilieros
                  S.A. (Grand Cayman), CP (CRE)                 5.60         9/16/97           21,843
    18,000     Unifunding, Inc., CP                             5.52        10/10/97           17,807
-----------------------------------------------------------------------------------------------------
                                                                                               53,468
-----------------------------------------------------------------------------------------------------

               Banks
    25,000     Bank Of Tokyo-Mitsubishi, CD                     5.97        10/01/97           25,000
    25,000     Bank Of Tokyo-Mitsubishi, CD                     5.89        12/26/97           25,000
    25,000     Bank Of Tokyo-Mitsubishi, CD                     5.85         1/14/98           25,000
    20,000     Bankers Trust Co., CD                            5.50        12/10/97           19,988
    25,000     Bankers Trust Co., CD                            5.75         1/08/98           24,996
    20,000     Bankers Trust Co., CD                            6.16         6/02/98           19,994
    25,000     Banque Nationale de Paris, CD                    5.75         2/26/98           24,993
    25,000     Barclays Bank PLC, CD                            5.94         6/30/98           24,983
    25,000     Canadian Imperial Bank of Commerce, CD           5.69         3/02/98           24,997
    25,000     Dai-Ichi Kangyo Bank Ltd., CD                    5.65        10/06/97           25,000
    15,000     FCC National Bank, Bank Notes                    5.70        10/30/97           15,002
    20,000     First National Bank of Boston, Bank Notes        6.28         4/08/98           20,000
    25,000     First National Bank of Boston, Bank Notes        6.04         7/17/98           25,000
    15,000     First of America Bank-Indianapolis, Bank Notes   5.75         8/12/97           15,000
    25,000     Fuji Bank Ltd., CD                               5.79         8/01/97           25,000
    25,000     Industrial Bank of Japan Ltd., CD                5.73         8/19/97           25,000
    25,000     Industrial Bank of Japan Ltd., CD                5.69         9/09/97           25,000
    23,000     Mellon Bank, PA, N.A., Bank Notes                6.25        12/16/97           23,054
    25,000     National Bank of Canada, CD                      6.00         3/06/98           25,002
    15,000     National Bank of Canada, CD                      5.99         3/16/98           15,001
    25,000     Sumitomo Bank Ltd., CD                           5.75         8/06/97           25,000
    25,000     Sumitomo Bank Ltd., CD                           5.64         8/19/97           25,000
    25,000     Sumitomo Bank Ltd., CD                           5.75         8/20/97           25,000
-----------------------------------------------------------------------------------------------------
                                                                                              528,010
-----------------------------------------------------------------------------------------------------

               Buildings
    45,000     75 State Street Capital Corp., CP (CRE)          5.57         8/26/97           44,826
-----------------------------------------------------------------------------------------------------

               Electric Power
    19,418     Cogentrix of Richmond, Inc., CP (CRE)            5.58         8/26/97           19,343
     8,000     Florida Power & Light Co., MTN, Series 1993B     5.50         3/11/98            7,989
     9,446     South Western Electricity PLC, CP                5.62         8/07/97            9,437(a)
    55,692     South Western Electricity PLC, CP                5.60         8/14/97           55,579(a)
-----------------------------------------------------------------------------------------------------
                                                                                               92,348
-----------------------------------------------------------------------------------------------------

               Escrowed Securities
    11,385     Palmdale, CA, Community Redevelopment
                  Agency RB, Series 1992                        6.75        11/15/97           11,414
-----------------------------------------------------------------------------------------------------

               Finance - Business/Commercial
    25,000     Heller Financial, Inc., CP                       5.67         8/01/97           25,000
    37,300     Kubota Finance (USA), Inc., CP (CRE)             5.63         8/26/97           37,154
    25,000     Sanwa Business Credit Corp., CP                  5.69         8/26/97           24,901
-----------------------------------------------------------------------------------------------------
                                                                                               87,055
-----------------------------------------------------------------------------------------------------

               Finance - Consumer
     9,025     American General Finance Corp., Senior Notes     8.25         1/15/98            9,121
    25,000     Aristar, Inc., CP                                5.65         8/05/97           24,984
    20,500     Aristar, Inc., CP                                5.63         8/08/97           20,478
    25,000     Aristar, Inc., CP                                5.67         8/14/97           24,949
    16,320     Commercial Credit Corp., Senior Notes            8.50         2/15/98           16,541
    28,486     Ford Credit Europe PLC, CP                       5.86         8/01/97           28,486
    15,000     Yamaha Motor Finance, CP (CRE)                   5.61         8/12/97           14,974
-----------------------------------------------------------------------------------------------------
                                                                                              139,533
-----------------------------------------------------------------------------------------------------

               General Obligations
    12,585     Alameda County, CA, Taxable Pension
                  Obligation Bond, Series 1995A (CRE)           7.05        12/01/97           12,642
    10,000     Ridgefield, CT, Taxable Bond
                  Anticipation Notes                            5.90        11/07/97           10,003
-----------------------------------------------------------------------------------------------------
                                                                                               22,645
-----------------------------------------------------------------------------------------------------

               Hospitals
    27,449     El Camino Healthcare Systems, CA, CP (CRE)       5.91         8/05/97           27,449
    10,300     Medical Building Funding V LLC, CP,
                  Series 1994 (CRE)                             5.88         8/11/97           10,283
-----------------------------------------------------------------------------------------------------
                                                                                               37,732
-----------------------------------------------------------------------------------------------------

               Total fixed rate instruments (cost: $1,017,031)                              1,017,031
-----------------------------------------------------------------------------------------------------

                                                           Put Bonds (14.9%)
               Communication - Equipment Manufacturers
    30,100     New Jersey Economic Development Auth. RB (CRE)   5.69        10/01/21           30,100(a)
-----------------------------------------------------------------------------------------------------

               Electric Power
    54,700     IDA of the State of New Hampshire, DEB,
                  Series E (CRE)                                5.73         5/01/21           54,700
-----------------------------------------------------------------------------------------------------

               General Obligations
    29,200     Cleveland, OH, Taxable Notes, Series 1994 (CRE)  5.63         5/15/24           29,200
    24,935     DeKalb County, GA, IDA RB, Series 1994B          5.72        10/01/24           24,935
    19,000     DeKalb County, GA, IDA RB, Series 1994B          5.77        10/01/24           19,000
-----------------------------------------------------------------------------------------------------
                                                                                               73,135
-----------------------------------------------------------------------------------------------------

               Healthcare - Miscellaneous
    25,350     Central Plains Clinic Ltd. RB (CRE)              5.62         9/01/17           25,350
-----------------------------------------------------------------------------------------------------

               Housing - Single-Family
    24,500     Virginia Housing Development Auth.
                  Mortgage Bonds, Series 1997A                  5.80         7/01/17           24,495
-----------------------------------------------------------------------------------------------------

               Leisure Time
    10,260     Sault Ste. Marie Tribe Building Auth., RB,
                  Series 1996B (CRE)                            6.40         6/01/03           10,260
-----------------------------------------------------------------------------------------------------

               Oil - International
    48,000     IDB of the Parish of Calcasieu, LA, Inc.
                  Environmental RB, Series 1996 (CRE)           5.65         7/01/26           48,000
    24,060     Lower Neches Valley Auth., TX, RB,
                  Series 1995A                                  5.70         5/01/30           24,060
-----------------------------------------------------------------------------------------------------
                                                                                               72,060
-----------------------------------------------------------------------------------------------------

               Paper & Forest Products
    10,000     IDA of Bedford County, VA, RB,
                  Series 1995B (CRE)                            5.83        12/01/25           10,000
    15,000     IDA of Bedford County, VA, RB,
                  Series 1995C (CRE)                            5.83        12/01/25           15,000
-----------------------------------------------------------------------------------------------------
                                                                                               25,000
-----------------------------------------------------------------------------------------------------

               Retirement Homes
     7,000     Bexar County, TX, Health Facilities
                  Development RB (CRE)                          5.98         2/01/22            7,000
-----------------------------------------------------------------------------------------------------

               Total put bonds (cost: $322,100)                                               322,100
-----------------------------------------------------------------------------------------------------

                                                  Variable Rate Demand Notes (21.8%)
               Auto Parts
    14,800     Alabama IDA RB (Rehau Project) (CRE)             5.72        10/01/19           14,800
     9,255     Bardstown, KY, RB, Series 1994 (CRE)             5.67         6/01/24            9,255
    11,000     Bardstown, KY, RB, Series 1995 (CRE)             5.67         3/01/25           11,000
-----------------------------------------------------------------------------------------------------
                                                                                               35,055
-----------------------------------------------------------------------------------------------------

               Building Materials
     8,195     Sarasota County, FL, IDA RB, Series 1994 (CRE)   5.60         9/01/14            8,195
-----------------------------------------------------------------------------------------------------

               Buildings
    12,010     Downtown Marietta Development Auth.,
                  GA, RB (CRE)                                  5.65         7/01/21           12,010
    16,275     First Illinois Funding Corp. Project, RB,
                  Series 1996 (CRE)                             5.80         9/01/26           16,275
     7,000     PRA at Glenwood Hills Corporate Centre,
                  LLC, Notes, Series 1997 (CRE)                 5.64         8/01/27            7,000
-----------------------------------------------------------------------------------------------------
                                                                                               35,285
-----------------------------------------------------------------------------------------------------

               Chemicals
     9,735     Wyckoff Chemical Company, Inc.,
                  Demand Notes, Series 1997 (CRE)               5.64         2/01/27            9,735
-----------------------------------------------------------------------------------------------------

               Community Service
    10,000     San Jose, CA, Financing Auth. RB,
                  Taxable Series A (CRE)                        5.85        12/01/25           10,000
-----------------------------------------------------------------------------------------------------

               Education
    16,300     Dome Corp., Demand Bonds, Series 1991 (CRE)      5.67         8/31/16           16,300
-----------------------------------------------------------------------------------------------------

               Finance - Receivables
     9,333     Capital One Funding Corp., Notes,
                  Series 1993A (CRE)                            5.57         6/02/08            9,333
    20,446     Capital One Funding Corp., Notes,
                  Series 1995C (CRE)                            5.57        10/01/15           20,446
    22,898     Capital One Funding Corp., Notes,
                  Series 1996E (CRE)                            5.57         7/02/18           22,898
    21,800     KBL Capital Fund, Inc., Installment #1 Notes,
                  Series A (CRE)                                5.64         5/01/27           21,800
-----------------------------------------------------------------------------------------------------
                                                                                               74,477
-----------------------------------------------------------------------------------------------------

               Healthcare - Diversified
    25,750     Wenatchee Valley Clinic, P.S., WA,
                  Taxable Bonds, Series 1996 (CRE)              5.69        11/12/17           25,750
-----------------------------------------------------------------------------------------------------

               Healthcare - Miscellaneous
     7,600     Mason City Clinic, P.C., IA, Demand Bonds,
                  Series 1992 (CRE)                             5.75         9/01/22            7,600
    10,680     Missouri Health and Educational
                  Facilities Auth. RB, Series 1996B (CRE)       5.75        12/01/16           10,680
     9,260     Navigator Ventures, LLC, Series 1997 (CRE)       5.64         5/01/27            9,260
-----------------------------------------------------------------------------------------------------
                                                                                               27,540
-----------------------------------------------------------------------------------------------------

               Hotel/Motel
     8,050     Howard County, MD, Taxable RB,
                  Series 1994 (CRE)                             5.60        10/01/09            8,050
-----------------------------------------------------------------------------------------------------

               Housing - Multi-Family
     7,300     Arbor Properties, Inc., Notes (CRE)              5.65        11/01/21            7,300
     6,225     Arbor Properties, Inc., Notes (CRE)              5.65         6/01/22            6,225
-----------------------------------------------------------------------------------------------------
                                                                                               13,525
-----------------------------------------------------------------------------------------------------

               Leisure Time
    11,000     BSL Golf of California, Inc. (CRE)               5.78         1/01/23           11,000
     9,500     Fox Valley Ice Arena Taxable Demand RB, IL,
                  Series 1997 (CRE)                             5.80         7/01/27            9,500
    14,390     Greenville Memorial Auditorium District
                  Public Facilities, SC, COP, Series 1996C (CRE)5.85         9/01/14           14,390
-----------------------------------------------------------------------------------------------------
                                                                                               34,890
-----------------------------------------------------------------------------------------------------

               Machinery - Diversified
    22,300     DSL Funding Corp., Notes (CRE)                   5.72        12/01/09           22,300
-----------------------------------------------------------------------------------------------------

               Nursing Care
    33,000     Lincolnwood Funding Corp. RB,
                  Series 1995A (CRE)                            5.73         8/01/15           33,000
-----------------------------------------------------------------------------------------------------

               Real Estate
    13,500     H/M Partners, LLC, Bonds (CRE)                   5.65        10/01/20           13,500
    13,945     HGR-1, LLC, Notes, Series 1996 (CRE)             5.65         9/15/46           13,945
     9,260     Shepherd Capital, LLC, Taxable Notes,
                  Series 1997 (CRE)                             5.61         7/15/47            9,260
-----------------------------------------------------------------------------------------------------
                                                                                               36,705
-----------------------------------------------------------------------------------------------------

               Retail - Drug Stores
    14,320     Harco, Inc., Corporate Notes,
                  Series 1994 (CRE)                             5.65         4/01/24           14,320
-----------------------------------------------------------------------------------------------------

               Special Assessment/Tax/Fee
    10,000     City of Gardena, CA, COP, Series 1995 (CRE)      5.90         7/01/25           10,000
     9,135     City of Gardena, CA, COP, Series 1996 (CRE)      5.90        11/01/19            9,135
    21,500     County of Cuyahoga, OH, Demand RB,
                  Series 1992B (CRE)                            5.60         6/01/22           21,500
    16,045     San Bernardino County, CA, COP,
                  Glen Helen Project, Series D (CRE)            5.88         3/01/24           16,045
-----------------------------------------------------------------------------------------------------
                                                                                               56,680
-----------------------------------------------------------------------------------------------------

               Textiles
    10,000     Alabama IDA RB (Fieldcrest Project) (CRE)        5.65         7/01/21          10,000
----------------------------------------------------------------------------------------------------

               Total variable rate demand notes (cost: $471,807)                             471,807
----------------------------------------------------------------------------------------------------

                                Variable Rate Notes (18.5%)
               Banks
    25,000     Boatmen's Credit Card Bank, Bank Notes           5.67         8/08/97          25,000
    10,000     First USA Bank, MTN                              5.95         1/15/98          10,011
    15,000     Mercantile Safe Deposit & Trust, CD              5.89         2/03/98          15,000
    15,000     SouthTrust Bank, NC, Bank Notes                  5.69         9/12/97          15,000
    25,000     SouthTrust Bank, NC, Bank Notes                  5.69        10/06/97          25,000
----------------------------------------------------------------------------------------------------
                                                                                              90,011
----------------------------------------------------------------------------------------------------

               Finance - Consumer
    20,000     American Honda Finance Corp., MTN                5.86         8/01/97          20,000(a)
    30,000     American Honda Finance Corp., MTN                5.79         4/06/98          29,996(a)
    40,000     American Honda Finance Corp., MTN                5.72         8/01/98          40,000(a,b)
    25,000     Chrysler Financial Corp., MTN                    6.03         1/16/98          25,025
    25,000     Chrysler Financial Corp., MTN                    6.00         2/02/98          25,033
    50,000     General Motors Acceptance Corp., MTN             5.70        10/17/97          49,999
    25,000     Household Finance Corp., MTN                     5.69         6/03/98          25,000
----------------------------------------------------------------------------------------------------
                                                                                             215,053
----------------------------------------------------------------------------------------------------

               Leasing
    30,000     PHH Corp., MTN                                   5.68         1/15/98          30,000
    20,000     PHH Corp., MTN                                   5.62         1/27/98          19,997
    25,000     PHH Corp., MTN                                   5.68         6/11/98          24,998
    20,000     PHH Corp., MTN                                   5.63         7/27/98          20,000
----------------------------------------------------------------------------------------------------
                                                                                              94,995
----------------------------------------------------------------------------------------------------
               Total variable rate notes (cost: $400,059)                                    400,059
----------------------------------------------------------------------------------------------------
               Total investments (cost: $2,210,997)                                       $2,210,997
=====================================================================================================






                     Portfolio Summary By Industry



    Banks                                                          28.6%
    Finance - Consumer                                             16.4
    Electric Power                                                  6.8
    General Obligations                                             4.4
    Leasing                                                         4.4
    Finance - Business/Commercial                                   4.0
    Buildings                                                       3.7
    Finance - Receivables                                           3.4
    Oil - International                                             3.3
    Special Assessment/Tax/Fee                                      2.6
    Bank Holding Companies - Other Major                            2.5
    Healthcare - Miscellaneous                                      2.4
    Leisure Time                                                    2.1
    Hospitals                                                       1.7
    Real Estate                                                     1.7
    Auto Parts                                                      1.6
    Nursing Care                                                    1.5
    Communication - Equipment Manufacturers                         1.4
    Healthcare - Diversified                                        1.2
    Paper & Forest Products                                         1.2
    Housing - Single-Family                                         1.1
    Machinery - Diversified                                         1.0
    Other                                                           5.3
                                                                  -----
    Total                                                         102.3%
                                                                  =====





Money Market Fund
Notes to Portfolio of Investments in Securities

July 31, 1997



General Notes
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in U.S. dollar denominated securities issued by domestic branches or subsidiaries of foreign banks or companies were 20.5% of net assets at July 31, 1997.

Portfolio Description Abbreviation
        CD     Certificate of  Deposit
        COP    Certificate of Participation
        CP     Commercial Paper
        CRE    Credit Enhanced
        DEB    Debentures
        IDA    Industrial Development Authority/Agency
        IDB    Industrial Development Board
        MTN    Medium-Term Note
        RB     Revenue Bond

Specific Notes
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by management. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.

(b) At July 31, 1997, the cost of securities purchased on a delayed delivery basis was $40,000,000.


See accompanying notes to financial statements.



Money Market Fund
Statement of Operations
(In Thousands)

Year ended July 31, 1997


Net investment income:
   Interest income                                            $  112,145
                                                              ----------

   Expenses:
      Management fees                                              4,798
      Transfer agent's fees                                        3,515
      Custodian's fees                                               539
      Postage                                                        438
      Shareholder reporting fees                                     202
      Directors' fees                                                  5
      Registration fees                                              198
      Audit fees                                                      29
      Legal fees                                                       3
      Other                                                           77
                                                              ----------
         Total expenses before reimbursement                       9,804
      Expenses reimbursed                                           (815)
                                                              ----------
         Total expenses after reimbursement                        8,989
                                                              ----------
            Net investment income                             $  103,156
                                                              ==========


See accompanying notes to financial statements.




Money Market Fund
Statements of Changes in Net Assets
(In Thousands)

Years ended July 31,



                                                                           1997                1996
                                                                           ----                ----
From operations:
   Net investment income                                               $   103,156         $     88,349
                                                                       -----------         ------------
Distributions to shareholders from:
   Net investment income                                                  (103,156)             (88,349)
                                                                       -----------         ------------
From capital share transactions:
   Proceeds from shares sold                                             2,797,676            2,351,553
   Shares issued for dividends reinvested                                   99,655               85,179
   Cost of shares redeemed                                              (2,564,389)          (2,148,038)
                                                                       -----------         ------------
      Increase in net assets from capital share transactions               332,942              288,694
                                                                       -----------         ------------
Net increase in net assets                                                 332,942              288,694
Net assets:
   Beginning of period                                                   1,828,749            1,540,055
                                                                       -----------         ------------
   End of period                                                       $ 2,161,691         $  1,828,749
                                                                       ===========         ============
Change in shares outstanding:
   Shares sold                                                           2,797,676            2,351,553
   Shares issued for dividends reinvested                                   99,655               85,179
   Shares redeemed                                                      (2,564,389)          (2,148,038)
                                                                       -----------         ------------
      Increase in shares outstanding                                       332,942              288,694
                                                                       ===========         ============
Authorized shares of $.01 par value                                      3,000,000            2,250,000
                                                                       ===========         ============


See accompanying notes to financial statements.





Money Market Fund
Notes to Financial Statements


July 31, 1997


(1) Summary of Significant Accounting Policies
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the Money Market Fund (the Fund). The Fund's investment objective is the highest income consistent with preservation of capital and maintenance of liquidity.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, securities in the Fund are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1997.

(3) Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at July 31, 1997. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) Investment Transactions
Purchases and sales/maturities of securities for the year ended July 31, 1997 were $18,858,808,233 and $18,509,745,260, respectively.

(5) Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .45% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 1997, the Association and its affiliates (including related employee benefit plans) owned 13,676,495 shares (.6%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:



                                                                                          Ten-Month       Year Ended
                                               Year Ended July 31,                       Period Ended    September 30,
                                     ------------------------------------------            July 31,      -------------
                                     1997               1996               1995              1994            1993
                                     ----               ----               ----              ----            ----
Net asset value at
  beginning of period           $     1.00         $     1.00         $     1.00       $     1.00          $   1.00
Net investment income                  .05                .05                .05              .03               .03
Distributions from net
  investment income                   (.05)              (.05)              (.05)            (.03)             (.03)
                                ----------         ----------         ----------       ----------          --------
Net asset value at
  end of period                 $     1.00         $     1.00         $     1.00       $     1.00          $   1.00
                                ==========         ==========         ==========       ==========          ========
Total return (%)*                     5.28               5.41               5.49             2.74              3.09
Net assets at end
  of period (000)               $2,161,691         $1,828,749         $1,540,055       $1,006,020          $813,784
Ratio of expenses to
  average net assets (%)               .45(b)             .45(b)              .45(b)          .46(a)            .48
Ratio of net investment
  income to average
  net assets (%)                      5.16(b)            5.27(b)             5.44(b)         3.28(a)           3.05







                                                                 Year Ended September 30,
                                -------------------------------------------------------------------------------------
                                     1992              1991               1990            1989               1988
                                     ----              ----               ----            ----               ----
Net asset value at
  beginning of period           $     1.00         $     1.00         $     1.00       $     1.00          $   1.00
Net investment income                  .04                .07                .08              .09               .07
Distributions from ne
  investment income                   (.04)              (.07)              (.08)            (.09)             (.07)
                                ----------         ----------         ----------       ----------          --------
Net asset value at
  end of period                 $     1.00         $     1.00         $     1.00       $     1.00          $   1.00
                                ==========         ==========         ==========       ==========          ========
Total return (%)*                     4.32               6.71               8.12             8.87              6.94
Net assets at end
  of period (000)               $  900,312         $  984,404         $  980,917       $  882,694          $679,979
Ratio of expenses to
  average net assets (%)               .48                .54                .62              .68               .72
Ratio of net investment
  income to average
  net assets (%)                      4.25               6.52               7.86             8.55              6.75



  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:

                                                 Year Ended July 31,
                                     ------------------------------------------
                                     1997               1996               1995
                                     ----               ----               ----
Ratio of expenses to
   average net assets (%)             .49                .51                .46
Ratio of net investment
   income to average
   net assets (%)                    5.12               5.21               5.43